Exhibit 10.67

Form of Amendment to Employment Agreement and Change of Control Agreement

Each of the Employment Agreement and Change of Control Agreement (the “Agreements”)  between the undersigned and Vertex Pharmaceuticals Incorporated hereby is amended to provide that (i) the general release of all claims to be executed by the undersigned as a condition to payment by the Company of severance benefits shall be executed by the undersigned within 30 days of the last date of the undersigned’s employment by the Company, (ii) the Company’s right to waive the notice period upon a termination by Executive without Good Reason (in the Employment Agreement) hereby  is deleted,  and (iii) the continuation insurance premiums to be paid by the Company pursuant to an Agreement shall include all applicable premiums under standard medical, dental and life insurance coverage, whether or not covered by COBRA. Defined terms used without specific definition in this Amendment to the Agreements shall have the meanings set forth in the Agreements.

Date:

VERTEX PHARMACEUTICALS INCORPORATED

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Name:
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